UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

FedEx Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation)	1-15829 (Commission File Number)	62-1721435 (IRS Employer Identification No.)

942 South Shady Grove Road Memphis, Tennessee (Address of principal executive offices)	38120 (Zip Code)

Registrant’s telephone number, including area code: (901) 818-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 Par Value	FDX	New York Stock Exchange
1.625% Notes due 2027	FDX 27	New York Stock Exchange
0.450% Notes due 2029	FDX 29A	New York Stock Exchange
0.450% Notes due 2029	FDX 29B	New York Stock Exchange
1.300% Notes due 2031	FDX 31	New York Stock Exchange
1.300% Notes due 2031	FDX 31B	New York Stock Exchange
3.500% Notes due 2032	FDX 32	New York Stock Exchange
0.950% Notes due 2033	FDX 33	New York Stock Exchange
0.950% Notes due 2033	FDX 33A	New York Stock Exchange
4.125% Notes due 2037	FDX 37	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 8.01 of this Current Report on Form 8-K, including Exhibit 4.2 hereto, is incorporated by reference into this Item 2.03.

Item 8.01. Other Events.

On February 5, 2026, FedEx Freight Holding Company, Inc. (the “Issuer”), a wholly owned subsidiary of FedEx Corporation (“FedEx” or the “Company”), issued $1,000,000,000 aggregate principal amount of its 4.300% Senior Notes due 2029 (the “2029 Notes”), $1,000,000,000 aggregate principal amount of its 4.650% Senior Notes due 2031 (the “2031 Notes”), $700,000,000 aggregate principal amount of its 4.950% Senior Notes due 2033 (the “2033 Notes”), and $1,000,000,000 aggregate principal amount of its 5.250% Senior Notes due 2036 (the “2036 Notes” and, together with the 2029 Notes, the 2031 Notes, and the 2033 Notes, the “Notes”).

The Notes were offered and sold in the United States to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. The Issuer has agreed to file with the Securities and Exchange Commission (the “SEC”) an exchange registration statement with respect to an exchange offer for the Notes and related guarantees or a shelf registration statement for the resale of the Notes and the related guarantees.

The Issuer’s obligations under the Indenture (as defined below) and the Notes will initially be guaranteed on a senior unsecured basis by the Company and FedEx Freight, Inc. (“Freight Inc.” and, together with the Company, the “Guarantors”). The Company will be automatically and unconditionally released and discharged from all future obligations under its guarantee of the Notes pursuant to the guarantee agreement (the “Guarantee Agreement”), dated as of February 5, 2026, among the Company, the Issuer, and Regions Bank (the “Trustee”) at such time as the transaction in which the Company will distribute to its stockholders at least 80.1% of the common stock of the Issuer (the “Spin-Off”) has been completed. FedEx Custom Critical, Inc., a wholly owned subsidiary of Freight Inc., will also guarantee the Notes upon the completion of the Spin-Off.

The Notes and the related guarantees are the Issuer’s and the Guarantors’ general, unsecured senior obligations, and rank equally in right of payment with all of the Issuer’s and the Guarantors’ existing and future unsubordinated indebtedness, liabilities, and other obligations.

The Notes were issued by the Issuer pursuant to an indenture (the “Indenture”), dated as of February 5, 2026, among the Issuer, Freight Inc., and the Trustee. The Indenture contains customary terms and covenants, including, but not limited to, provisions relating to the payment of principal and interest and events of default.

The 2029 Notes bear interest at a rate of 4.300% per annum, the 2031 Notes bear interest at a rate of 4.650% per annum, the 2033 Notes bear interest at a rate of 4.950% per annum, and the 2036 Notes bear interest at a rate of 5.250% per annum, with interest on each series of notes payable semi-annually in arrears on March 15 and September 15 of each year, commencing on September 15, 2026. The 2029 Notes will mature on March 15, 2029, the 2031 Notes will mature on March 15, 2031, the 2033 Notes will mature on March 15, 2033, and the 2036 Notes will mature on March 15, 2036.

The foregoing summaries of the Indenture and Guarantee Agreement are qualified in their entirety by reference to the full text of each such agreement, copies of which are attached hereto as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

4.1	Indenture, dated as of February 5, 2026, among FedEx Freight Holding Company, Inc., FedEx Freight, Inc., and Regions Bank, as trustee.

4.2	Guarantee Agreement, dated as of February 5, 2026, among FedEx Freight Holding Company, Inc., FedEx Corporation, and Regions Bank, as trustee.

4.3	Form of 4.300% Senior Note due 2029 (included in Exhibit 4.1).

4.4	Form of 4.650% Senior Note due 2031 (included in Exhibit 4.1).

4.5	Form of 4.950% Senior Note due 2033 (included in Exhibit 4.1).

4.6	Form of 5.250% Senior Note due 2036 (included in Exhibit 4.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

FORWARD-LOOKING STATEMENTS

Certain statements in this Current Report on Form 8-K, such as statements relating to the Spin-Off, may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include those preceded by, followed by, or that include the words “will,” “may,” “could,” “would,” “should,” “believe,” “expected,” “anticipated,” “plans,” “estimates,” “targets,” “projects,” “intends,” or similar expressions. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from historical experience or from future results expressed or implied by such forward-looking statements. Potential risks and uncertainties include, but are not limited to, FedEx’s ability to successfully implement the Spin-Off and achieve the anticipated benefits of such transaction and other factors which can be found in FedEx’s press releases and filings with the SEC. Any forward-looking statement speaks only as of the date on which it is made. FedEx does not undertake or assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDEX CORPORATION

Date: February 5, 2026	By:	/s/ Trampas T. Gunter
Trampas T. Gunter
Corporate Vice President, Corporate Development and Treasurer